                                                                   Exhibit 10.34

                AMENDED AND RESTATED SENIOR MANAGEMENT AGREEMENT
                ------------------------------------------------

     THIS AMENDED AND RESTATED SENIOR MANAGEMENT AGREEMENT (this "Senior Management Agreement") is made as of May 7, 1997, by and among Select Medical Corporation, a Delaware corporation (the "Company"), John Ortenzio, Martin Ortenzio, Select Investments II, a Pennsylvania general partnership (the "Pennsylvania Partnership"), Select Partners, L.P., a Delaware limited partnership (the "Delaware Partnership") and Rocco A. Ortenzio (the "Executive"). The Pennsylvania Partnership and the Delaware Partnership are sometimes individually referred to herein as a "Partnership" and collectively, as the "Partnerships." Certain definitions are set forth in Section 11 of this Senior Management Agreement.

     WHEREAS, the Company, John Ortenzio, Martin Ortenzio, the Pennsylvania Partnership, the Delaware Partnership, and the Executive are parties to a Senior Management Agreement, dated as of February 5, 1997 (the "Original Agreement"). Pursuant to the Original Agreement, the Company sold and the Executive and each of the Partnerships purchased, shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"). Pursuant to Supplement No. 1 to Purchase Agreement and Management Agreements, dated as of May 7, 1997 ("Supplement No. 1"), by and among the Company, the Pennsylvania Partnership, the Delaware Partnership, Executive, the Purchasers (as defined below) and certain other persons listed therein, Executive purchased additional shares of Common Stock and shares of Class A Preferred Stock, par value $.01 per share (the "Class A Preferred").

     WHEREAS, the parties hereto wish to amend and restate the Original Agreement as set forth herein.

     WHEREAS, pursuant to a purchase agreement (the "Purchase Agreement"), dated as of February 5, 1997, by and among the Company, Golder, Thoma, Cressey, Rauner Fund V, L.P. ("GTCR"), and Welsh, Carson, Anderson & Stowe VII, L.P. and certain of its partners ("WCAS," together with GTCR, the "Purchasers"), the Purchasers purchased shares of Common Stock. Pursuant to Supplement No. 1, the Purchasers purchased additional shares of Common Stock and shares of Class A Preferred. Pursuant to the Purchase Agreement, the Purchasers intend to purchase additional shares of Class A Preferred. Certain provisions of this Senior Management Agreement are intended for the benefit of, and will be enforceable by, the Purchasers.

     The parties hereto agree as follows:
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                          PROVISIONS RELATING TO STOCK

     1.   Purchase and Sale of Stock.

     (a)  Pursuant to the Original Agreement:

          (i) Executive purchased, and the Company sold, 523,932 shares of Common Stock at a price of $0.50 per share (the "Executive Stock"). As a result of a two-for-one stock split of the Common Stock on March 11, 1997 (the "Stock Split"), the Executive owns 1,047,864 shares of Common Stock.

          (ii) the Pennsylvania Partnership purchased, and the Company sold, an aggregate of 235,273 shares of Investor Common Stock (including those shares of Investor Common Stock purchased pursuant to the Original Ortenzio Agreement) at a price of $0.50 per share. As a result of the Stock Split, the Pennsylvania Partnership owned 470,546 shares of Common Stock. As a result of Supplement
No. 1, the Pennsylvania Partnership owns 646,832 shares of Common Stock and 73 shares of Class A Preferred.

          (iii) the Delaware Partnership purchased, and the Company sold, an aggregate of 283,623 shares of Investor Common Stock (including those shares of Investor Common Stock purchased pursuant to the Original Ortenzio Agreement) at a price of $0.50 per share. As a result of the Stock Split, the Delaware Partnership owned 567,246 shares of Common Stock. As a result of Supplement No. 1, the Delaware Partnership owns 780,000 shares of Common Stock and 206 shares of Class A Preferred.

     (b) After giving effect to the Stock Split, upon the purchase from time to time by the Purchasers (a "Purchaser Closing") of additional shares of Class A Preferred pursuant to Section 1B(c) of the Purchase Agreement:

          (i) the Pennsylvania Partnership will purchase (and the Executive will cause the Pennsylvania Partnership to purchase), and the Company will sell, up to an aggregate of 1,241.62 shares of Class A Preferred (including those shares of Class A Preferred purchased pursuant to the Ortenzio Senior Management Agreement) at a price of $1,000.00 per share (as adjusted from time to time as a result of stock dividends, stock splits, recapitalization and similar events occurring after the date of the Stock Split). The number of shares of Class A Preferred to be sold by the Company and purchased by the Pennsylvania Partnership at any Purchaser Closing shall equal: (1) 1,241.62 shares of Class A Preferred (as adjusted from time to time as a result of stock dividends, stock splits, recapitalization and similar events occurring after the date of the Stock Split), multiplied by (2) a fraction (A) the numerator of which will be the aggregate number of shares of such class of stock to be concurrently purchased by the Purchasers and (B) the denominator of which will be 44,862 shares of Class A Preferred (as adjusted from time to time as a result of stock dividends, stock splits, recapitalization and similar events occurring after the date of the Stock Split). The Company will deliver to the Pennsylvania Partnership the certificates representing such shares of Investor Stock purchased by the Pennsylvania Partnership, and the Pennsylvania

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Partnership will deliver to the Company a cashier's or certified check or a wire transfer of funds in the aggregate amount of the price per share of such
Investor Stock multiplied by the number of shares so purchased by the
               -------------
Pennsylvania Partnership.

               (ii) the Delaware Partnership will purchase (and the Executive will cause the Delaware Partnership to purchase), and the Company will sell, up to an aggregate of 3,499 shares of Class A Preferred (including those shares of Class A Preferred purchased pursuant to the Ortenzio Senior Management Agreement) at a price of $1,000.00 per share (as adjusted from time to time as a result of stock dividends, stock splits, recapitalization and similar events occurring after the date of the Stock Split). The number of shares of Class A Preferred to be sold by the Company and purchased by the Delaware Partnership at any Purchaser Closing shall equal: (1) 3,499 shares of Class A Preferred (as adjusted from time to time as a result of stock dividends, stock splits, recapitalization and similar events occurring after the date of the Stock Split), multiplied by (2) a fraction
     (A) the numerator of which will be the aggregate number of shares of such class of stock to be concurrently purchased by the Purchasers and (B) the denominator of which will be 44,862 shares of Class A Preferred (as adjusted from time to time as a result of stock dividends, stock splits, recapitalization and similar events occurring after the date of the Stock Split). The Company will deliver to the Delaware Partnership the certificates representing such shares of Investor Stock purchased by the Delaware Partnership, and the Delaware Partnership will deliver to the Company a cashier's or certified check or a wire transfer of funds in the aggregate amount of the price per share of such Investor Stock multiplied
                                                                    ----------
     by the number of shares so purchased by the Delaware Partnership.
     --

          (c) The Executive and the Partnerships made an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code within 30 days of their purchase of Common Stock under the Original Agreement. Within 30 days after any purchase by the Partnerships of any Stock from the Company, each Partnership will (and Executive will cause each Partnership to) make an effective election with the Internal Revenue Service under Section 83(h) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Exhibit A attached hereto.
                          ---------

          (d) Each Partnership's commitment to purchase shares of Investor Stock pursuant to this Senior Management Agreement shall terminate upon a Qualified Public Offering.

          (e) In connection with the purchase and sale of the Stock pursuant to the Original Agreement and hereunder, Executive and each of the Partnerships did represent and warrant under the Original Agreement and will represent and warrant upon subsequent purchases of Stock hereunder, respectively, to the Company that:

               (i) The Stock to be acquired by Executive and each of the Partnerships pursuant to this Senior Management Agreement will be acquired for Executive's and each Partnership's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

               (ii) Executive is an executive officer of the Company, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Stock.

               (iii) Each of the Partnerships (including the Other Partners) is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Stock.

               (iv) Executive and each of the Partnerships (including the Other Partners) is able to bear the economic risk of its investment in the Stock for an indefinite period of time because the Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

               (v) Executive and each of the Partnerships (including the Other Partners) has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Stock and has had full access to such other information concerning the Company as it has requested.

               (vi) Executive and each of the Other Partners is a resident of the state of Pennsylvania.

               (vii) The Pennsylvania Partnership is a general partnership duly formed under Pennsylvania law and has its principal place of business in the state of Pennsylvania. The Delaware Partnership is a limited partnership duly formed under Delaware law and has its principal place of business in the state of Pennsylvania.

               (viii) This Senior Management Agreement constitutes the legal, valid and binding obligation of Executive and each of the Partnerships (including the Other Partners), enforceable in accordance with its terms, and the execution, delivery and performance of this Senior Management Agreement by Executive and each of the Partnerships (including the Other Partners) does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive or such Partnership (including the Other Partners) is a party or any judgment, order or decree to which Executive or such Partnership (includiig the Other Partners) is subject.

               (ix) Executive, the Other Partners and Robert Ortenzio are the only partners of the Pennsylvania Partnership and the Delaware Partnership.

          (f) As an inducement to the Company to issue the Stock to Executive and each of the Partnerships, and as a condition thereto, Executive and each of the Partnerships did acknowledge and agree and do acknowledge and agree that:

               (i) neither the issuance of the Stock to Executive or any of the Partnerships nor any provision contained herein shall entitle Executive to remain in the

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     employment of the Company and its Subsidiaries or affect the right of the
     Company to terminate Executive's employment at any time for any reason; and

               (ii) the Company shall have no duty or obligation to disclose to Executive nor to any of the Partnerships, and Executive and the Partnerships shall have no right to be advised of, any material information regarding the Company and its Subsidiaries upon or in connection with the repurchase of Stock upon the termination of Executive's employment with the Company and its Subsidiaries.

          (g) At the time of any purchase of Investor Stock by either of the Partnerships pursuant to Sections 1(a)(ii), 1(a)(iii), 1(b)(i) and 1(b)(ii) above, the Company shall pay to Executive an investment fee in immediately available funds equal to one-half of one percent (.5%) of the amount paid to the Company in connection with such purchase. If any individual payment to Executive pursuant to this Section 1(g) would be less than $10,000, then such payment shall be held by the Company until such time as the aggregate of such payments equals or exceeds $10,000.

          2.   Vesting of Executive Stock.
               --------------------------

          (a) Except as otherwise provided in Section 2(b) below, the Executive Stock will become vested in accordance with the following schedule:

                                                         Cumulative
                                                   Percentage of Executive
                          Anniversary Date             Stock Vested
                          ----------------         -----------------------

                           March 1, 1998                     25%

                           March 1, 1999                     50%

                           March 1, 200O                     75%

                           March 1, 200l                    100%

          (b) If Executive ceases to be employed by the Company and its Subsidiaries as a result of: (i) his termination by the Company without Cause or
(ii) the nonrenewal by the Company of any Renewal Term (as defined below) for reasons without Cause, the Executive Stock shall fully vest automatically. If Executive ceases to be employed by the Company and its Subsidiaries as a result of his death or Disability, an additional 25% of the aggregate shares of Executive Stock shall become vested at the time of such event. If Executive ceases to be employed by the Company and its Subsidiaries for any reason other than death, Disability, termination without Cause or nonrenewal by the Company of any Renewal Term, the Executive Stock shall no longer continue to vest and if Executive ceases to be employed on any date other than any anniversary date prior to March 1, 2001,

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the cumulative percentage of Executive Stock to become vested will be determined on a pro rata basis according to the number of days elapsed since the prior anniversary date. Upon the occurrence of a Sale of the Company (while Executive is employed by the Company), all shares of Executive Stock which have not yet become vested shall become vested at the time of such event. Upon the occurrence of a Qualified Public Offering (while Executive is employed by the Company), an additional 25% of the aggregate shares of Executive Stock (representing the final year of the vesting period) shall become vested at the time of such event.

          For example, if the Qualified Public Offering occurs after March 1,
          ---------------
          1998 but before March 1, 1999 then an additional 25% of shares of
                                        ----
          Executive Stock shall become vested at the time of the consummation of the Qualified Public Offering, and the cumulative percentage of Executive's Executive Stock vested would be 50% (25% vested on the first anniversary plus an additional 25%).

Shares of Executive Stock which have become vested are referred to herein as "Vested Shares," and all other shares of Executive Stock are referred to herein as "Unvested Shares."

          3.   Repurchase Option.
               -----------------

          (a) In the event (i) Executive ceases to be employed by the Company and its Subsidiaries as a result of his termination by the Company for Cause, Executive's resignation or nonrenewal by Executive of any Renewal Term, the Executive Stock (whether held by Executive or one or more of the Executive's transferees, other than the Company or the Purchasers) will be subject to repurchase, (ii) Executive ceases to be employed by the Company and its Subsidiaries as a result of his death or Disability, the Unvested Shares of Executive Stock (whether held by Executive or one or more of the Executive's transferees, other than the Company or the Purchasers) will be subject to repurchase (any of the events in clause (i) or (ii) immediately above, a "Termination") or (iii) either Partnership fails to purchase any shares of the Class A Preferred or Investor Common Stock which it is required to purchase pursuant to Sections l(b)(i) and l(b)(ii) above (a "Triggering Event"), the Executive Stock and the Investor Stock (whether held by Executive, the Partnerships or one or more of their transferees, other than the Company or the Purchasers) will be subject to repurchase, in each case by the Company and the Purchasers pursuant to the terms and conditions set forth in this Section 3 (the "Repurchase Option").

          (b) In the event of Termination, (i) the purchase price for each Unvested Share of Executive Stock will be Executive's Original Cost for such share, and (ii) the purchase price for each Vested Share of Executive Stock will be the Fair Market Value for such share; provided, however, that if Executive's
                                         -----------------
employment is terminated with Cause, the purchase price for each Vested Share of Executive Stock will be Executive's Original Cost for such share. Upon a Triggering Event (even if there is also a Termination), the purchase price for each share of Executive Stock (whether a Vested Share or an Unvested Share) and each share of Investor Stock will be the Original Cost for such share (other than the Class A Preferred, in which case the purchase price will be the Liquidation Value (as defined in the Company's Certificate of Incorporation) of such share, plus all accrued and unpaid dividends thereon).

          (c) The Board may elect to purchase all or any portion of any class of the Executive Stock or Investor Stock by delivering written notice (the "Repurchase Notice") to the holder or holders of such Stock within one year after the Termination or Triggering Event. The Repurchase Notice will set forth the number of shares of Stock (including the number of unvested Shares and Vested Shares, if any) of each class to be acquired from each holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. The number of shares to be repurchased by the Company shall first be satisfied to the extent possible from the shares of Stock held by Executive and the Partnerships at the time of delivery of the Repurchase Notice. If the number of shares of Stock then held by Executive and the Partnerships is less than the total number of shares of Stock which the Company has elected to purchase, the Company shall purchase the remaining shares elected to be purchased from the other holder(s) of Stock under this Senior Management Agreement, pro rata according to the number of shares of Stock held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). The number of shares of each class of Stock to be repurchased hereunder will be allocated among Executive, the Partnerships and the other holders of Stock (if any) pro rata according to the number of shares of Stock to be purchased from such person.

          (d) If for any reason the Company does not elect to purchase all of the Stock pursuant to the Repurchase Option, the Purchasers shall be entitled to exercise the Repurchase Option for the shares of Stock the Company has not elected to purchase (the "Available Shares"). As soon as practicable after the Company has determined that there will be Available Shares, but in any event within ten months after the Termination or Triggering Event, the Company shall give written notice (the "Option Notice") to the Purchasers setting forth the number of Available Shares and the purchase price for the Available Shares. The Purchasers may elect to purchase any or all of the Available Shares by giving written notice to the Company within one month after the Option Notice has been given by the Company. As soon as practicable, and in any event within ten days, after the expiration of the one-month period set forth above, the Company shall notify each holder of Stock as to the number of shares being purchased from such holder by the Purchasers (the "Supplemental Repurchase Notice"). If the Purchasers elect to purchase an aggregate number of shares greater than the Available Shares, the Available Shares will be allocated among the Purchasers based upon the number of shares of Common Stock held by such Purchaser on a fully-diluted basis. At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of such Stock, the Company shall also deliver written notice to each Purchaser setting forth the number of shares such Purchaser is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction. The number of shares of each class of Stock to be repurchased hereunder shall be allocated among the Company and each Purchaser pro rata according to the number of shares of Stock to be purchased by each of them.

          (e) The closing of the purchase of the Stock pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, which date shall not be more than one month nor less than five days after the delivery of the later of either such notice to be delivered. The Company and/or the Purchasers will pay for the Stock to be purchased pursuant to the Repurchase Option by delivery of a check or wire transfer of funds in the aggregate amount of the purchase price for such shares. In addition, the

Company may pay the purchase price for such shares by offsetting amounts outstanding under any bona fide debts owed by Executive or any of the Partnerships to the Company. The Company and the Purchasers will be entitled to receive customary representations and warranties from the sellers regarding such sale and to require all sellers' signatures be guaranteed.

          (f) Notwithstanding anything to the contrary contained in this Senior Management Agreement, all repurchases of Stock by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Stock hereunder which the Company is otherwise entitled or required to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

          (g) Upon the occurrence of a Qualified Public Offering, the Repurchase Option shall terminate with respect to Vested Shares and all shares of Investor Stock.

          4.   Restrictions on Transfer of Stock.
               ---------------------------------

          (a)  Retention of Executive Stock. Until the fifth anniversary of the
               ----------------------------
date of this Senior Management Agreement, Executive shall not sell, transfer, assign, pledge or otherwise dispose of any interest in any shares of Executive Stock, except for Exempt Transfers (as defined in Section 4(b) below) other than sales to the public pursuant to Rule 144 promulgated under the Securities Act or any similar rule then in force.

          (b)  Transfer of Stock. Subject to Section 4(a) above, neither
               -----------------
Executive nor any of the Partnerships shall Transfer any interest in any shares of Stock, except pursuant to (i) the provisions of Section 3 hereof, a Public Sale or a Sale of the Company ("Exempt Transfers") or (ii) the provisions of this Section 4; provided that in no event shall any Transfer of Stock pursuant to this Section 4 be made for any consideration other than cash payable upon consummation of such Transfer or in installments over time. Prior to making any Transfer other than an Exempt Transfer, Executive or the Partnerships, as appropriate, will give written notice (the "Sale Notice") to the Company and the Purchasers. The Sale Notice will disclose in reasonable detail the identity of the prospective transferee(s), the number of shares to be transferred and the terms and conditions of the proposed transfer. Neither Executive nor any of the Partnerships will consummate any Transfer until 110 days after the Sale Notice has been given to the Company and to the Purchasers, unless the parties to the Transfer have been finally determined pursuant to this Section 4 prior to the expiration of such 110-day period. (The date of the first to occur of such events is referred to herein as the "Authorization Date").

          (c)  First Refusal Rights. The Company may elect to purchase all (but
               --------------------
not less than all) of the shares of Stock to be transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice of such election to Executive, the Pennsylvania Partnership or the Delaware Partnership, as appropriate, and the Purchases within 60 days after the Sale Notice has been given to the Company. If the Company has not elected to purchase all of the Stock to be transferred, the Purchasers may elect to purchase all (but not less than all) of the Stock to be transferred upon the same terms and conditions as those set forth in the Sale

Notice by giving written notice of such election to Executive, the Pennsylvania Partnership or the Delaware Partnership, as appropriate, within 90 days after the Sale Notice has been given to the Purchasers. If the Purchasers elect to purchase an aggregate number of shares greater than the Stock to be transferre, such Stock will be allocated among the Purchasers based upon the number of shares of Stock held by such Purchaser on a fully-diluted basis. If neither the Company nor the Purchasers elect to purchase all of the shares of Stock specified in the Sale Notice, Executive, the Pennsylvania Partnership or the Delaware Partnership, as the case may be, may transfer the shares of Stock specified in the Sale Notice, subject to the provisions of Section 4(d) below, at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 60-day period immediately following the Authorization Date. Any shares of Stock not transferred within such 60-day period will be subject to the provisions of this Section 4(c) upon subsequent transfer. The Company may pay the purchase price for such shares by offsetting amounts outstanding under any bona fide debts owed by Executive or the Partnerships to the Company.

               (d)  Purchaser Participation Rights.
                    ------------------------------

                    (i) If neither the Company nor the Purchasers has elected to purchase all of the Stock specified in the Sale Notice pursuant to
     Section 4(c) above, the Purchasers may elect to participate in the contemplated Transfer by delivering written notice to Executive, the Pennsylvania Partnership or the Delaware Partnership, as appropriate, and the Company within 100 days after receipt by the Purchasers of the Sale Notice. If the Purchasers have elected to participate in such sale, Executive, the Pennsylvania Partnership, or the Delaware Partnership, as the case may be, and the Purchasers will be entitled to sell in the con-templated sale, at the same price and on the same terms, a number of shares of the Company's Common Stock equal to the product of(i) the quotient determined by dividing the percentage of the Company's Common Stock (on a fully-diluted basis) held by such person, by the aggregate percentage of the Company's Common Stock (on a fully-diluted basis) owned by Executive (including both Vested and Unvested Shares), the Pennsylvania Partnership or the Delaware Partnership. as the case may be, and each Purchaser participating in such sale and (ii) the number of shares of Common Stock to be sold in the contemplated sale. Any purchaser in a sale subject to this
     Section 4(d) will be required to purchase from the Purchasers, at each Purchaser's election, a portion of the Class A Preferred held by such Purchasers equal to the greater of the percentage of (x) such Purchaser's Common Stock being sold in such transaction and(y) the Pennsylvania Partnership's or the Delaware Partnership's Class A Preferred, as the case may be, being sold in such transaction.

               For example, if:
                            --

                    (1) the Sale Notice contemplated a sale of 100 shares of Common Stock;

                    (2) Executive was at such time the owner of 120 shares of Common Stock (which was equal to 30% of the Common Stock on a fully-diluted basis); and

                    (3) each Purchaser elected to participate and each Purchaser owned 40 shares of Common Stock (which was equal to 10% of Common Stock on a fully-diluted basis) and 120 shares of Class A Preferred;

                    then
                    ----

                    (A) Executive would be entitled to sell 60 shares of Common Stock (30% / 50% x 100 shares); and

                    (B) each Purchaser would be entitled to sell 20 shares of Common Stock (10% / 50% x 100 shares) and 60 shares of Class A Preferred (the same percentage of the Purchaser's Class A Preferred as the percentage of the Purchaser's Common Stock being sold, i.e., 50%).

     Executive, the Pennsylvania Partnership and the Delaware Partnership will use their best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Purchasers in the contemplated Transfer and will not transfer any Stock to the prospective transferee(s) if such transferee(s) refuses to allow the participation of the Purchasers.

                    (ii) Each holder transferring any class of Stock pursuant to this Section 4(d) shall pay its pro rata share (based on the number of such shares to be sold) of the expenses incurred by the holders in connection with such Transfer and shall be obligated to join on a pro rata basis (based on the number of such shares to be sold) in any indemnification or other obligations that the Executive or any of the Partnerships agree to provide in connection with such Transfer (other than any such obligations that relate specifically to a particular holder such as indemnification with respect to representations and warranties given by a holder regarding such holder's title to and ownership of such shares; provided that no holder shall be obligated in connection with such Transfer to agree to indemnify or hold harmless the transferees with respect to an amount in excess of the net cash proceeds paid to such holder in connection with such Transfer).

          (e)  Certain Permitted Transfers. The restrictions contained in this
               ---------------------------
Section 4 will not apply with respect to (i) transfers of shares of Stock pursuant to applicable laws of descent and distribution, (ii) transfer of shares of Stock among Executive's Family Group or (iii) transfers of Restricted Securities (as defined in the Purchase Agreement) among the Purchasers and their Affiliates or their limited partners; provided that such restrictions will continue to be applicable to the Stock after any such transfer and the transferees of such Stock have agreed in writing to be bound by the provisions of this Senior Management Agreement.

          (f)  Restrictions on Issuances and Transfers of Partnership Interests.
               ----------------------------------------------------------------
The partners of the Partnerships shall not issue (and shall cause the Partnerships not to issue) any additional interests in any of the Partnerships nor shall the partners of the Partnerships in any manner Transfer any partnership interests or other equity securities in the Partnerships (or securities convertible into, or exchangeable for partnership interests or other equity securities) (collectively, the "Partnership Interests") now or hereafter owned by any of them, or permit, directly or indirectly, the Transfer of any Partnership Interests, in each case unless (i) prior written consent of each Purchaser is obtained or (ii) such Transfer complies with all of the transfer restrictions or provisions applicable to the Transfer of Stock (treating such Partnership Interests as if such Partnership Interests were Stock).

          (g)  Termination of Restrictions. The restrictions on the Transfer of
               ---------------------------
shares of Stock set forth in this Section 4 will continue with respect to each share of Stock until the date on which such Stock has been transferred in a transaction permitted by this Section 4 (except in a transaction contemplated by Section 4(e)); provided that in any event such restrictions will terminate on the first to occur of a Sale of the Company or a Public Offering.

          5.   Additional Restrictions on Transfer of Stock.
               --------------------------------------------

          (a) Legend. The certificates representing the Stock will bear the
              ------
following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF ___________, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN AMENDED AND RESTATED SENIOR MANAGEMENT AGREEMENT BETWEEN THE COMPANY, AN EXECUTIVE OF THE COMPANY AND CERTAIN OTHER PARTIES DATED AS OF MAY 7, 1997, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

          (b) Opinion of Counsel. No holder of Stock may sell, transfer or
              ------------------
dispose of any Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.

          6.   Limited Preemptive Rights.
               -------------------------

          (i) Except for the issuance of Common Stock (a) to the Other Executives pursuant to the Other Senior Management Agreements, (b) to the Partnerships and Robert Ortenzio pursuant to this Senior Management Agreement and the Ortenzio Senior Management Agreement, (c) to the Purchasers pursuant to the Purchase Agreement, (d) in connection with acquisitions as contemplated by Section lB(c) of the Purchase Agreement, or (e) pursuant to a public offering registered under the Securities Act, if the Company at any time after the Closing authorizes the issuance or sale of any shares of Common Stock or any securities containing options or rights to acquire any shares of Common Stock (other than as a dividend on the outstanding Common Stock), the Company shall first offer to sell to each holder of Stock a portion of such stock or securities equal to the quotient determined by dividing (1) the number of shares of Common Stock held by such holder by (2) the total number of shares of Common Stock outstanding on a fully-diluted basis immediately prior to such issuance. Each holder of Stock (accepting such offer) shall also purchase the same percentage of any other class of Company securities (whether debt or equity) being sold with the Common Stock. Each holder of Stock shall be entitled to purchase all or any portion of such stock or securities at the most favorable price and on the most favorable terms as such stock or securities are to be offered to any other Persons.

          (ii) In order to exercise its purchase rights hereunder, a holder of Stock must within 15 days after receipt of written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms and such holder's percentage allotment deliver a written notice to the Company describing its election hereunder. If all of the stock and securities offered to the holders of Stock is not fully subscribed by such holders, the remaining stock and securities shall be reoffered by the Company to the holders purchasing their full allotment upon the terms set forth in this paragraph, except that such holders must exercise their purchase rights within five days after receipt of such reoffer.

          (iii) In the event that any Other Executive elects not to purchase shares of Common Stock (or any other class of Company securities being sold with the Common Stock) pursuant to the Other Senior Management Agreements (the "Preemptive Shares"), then at the same price and upon the same terms, Executive shall have the option to purchase any or all of such Preemptive Shares. In the event that Executive and Robert Ortenzio elect to purchase an aggregate number of shams greater than the Preemptive Shares, the Preemptive Shares will be allocated among Executive and Robert Ortenzio based upon the number of shares of Common Stock held by such person on a fully-diluted basis.

          (iv) Upon the expiration of the offering periods described above, the Company shall be entitled to sell such stock or securities which the holders of Stock have not elected to purchase during the 90 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such holders. Any stock or securities offered or sold by the Company after such 90-day period must be reoffered to the holders of Stock pursuant to the terms of this Section 6.

          (v) Nothing contained in this Section 6 shall be deemed to amend, modify or limit in any way the restrictions on the issuance of shares of Common Stock set forth in the Purchase Agreement, in the Stockholders Agreement or in any other agreement to which the Company is bound.

          7.   Holdback Agreements. Each holder of Stock shall not effect any
               -------------------
public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand

Registration (as defined in the Registration Agreement, dated as of February 5, 1997, among the Executive, the Company, the Purchasers and certain other parties, the "Registration Agreement") or any underwritten Piggyback Registration (as defined in the Registration Agreement) in which any shares of Stock are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

                       PROVISIONS RELATING TO EMPLOYMENT

          8.   Employment. The Company agrees to employ Executive and Executive
               ----------
accepts such employment for the period beginning as of the date hereof and ending upon termination pursuant to Section 8(c) hereof (the "Employment Period").

          (a)  Position and Duties. During the Employment Period, Executive
               -------------------
shall serve as the Chairman and Chief Executive Officer of the Company and shall have the normal duties, responsibilities and authority of a Chairman and Chief Executive Officer, subject to the power of the Board to expand or limit such duties, responsibilities and authority. Executive shall report to the Board, and Executive shall devote his best efforts and his full business time and attention (except for permitted vacation periods and reasonable periods of illness or other incapacity) to the business and affairs of the Company and its Subsidiaries. Executive shall perform his duties and responsibilities to the best of his abilities in a diligent, trustworthy, businesslike and efficient manner.

          (b)  Salary, Bonus and Benefits. Starting on March 1, 1997, during the
               --------------------------
Employment Period, Executive will receive an annual base salary of $200,000 (the "Annual Base Salary"), which salary shall be payable in regular installments in accordance with the Company's general payroll practices and shall be subject to customary withholding. In addition, during the Employment Period, Executive shall be entitled to participate in all of the Company's employee benefit programs for which senior executive employees of the Company and its Subsidiaries are generally eligible. In addition to the Annual Base Salary, the Board may, in its sole discretion, award a bonus to Executive following the end of each fiscal year during the Employment Period. The Company will pay for Executive's reasonable out-of-pocket business expenses incurred in connection with Executive's employment hereunder.

          (c)  Termination.
               -----------

               (i) The Employment Period will continue until February 5, 1998 (the "Initial Term") and shall be renewed automatically for successive one year periods (each a "Renewal Term") unless the Company or the Executive gives the other party written notice of nonrenewal at least 30 days prior to the expiration of the Initial Term or any Renewal Term; provided that
     (i) the Employment Period shall automatically terminate upon Executive's resignation, death or Disability and (ii) the Employment Period may be terminated by the Company at any time prior to such date for Cause or without Cause.

               (ii) If Executive's employment is terminated by the Company without Cause, until the end of the six-month period commencing on the date of termination, the

     Company shall continue to pay to Executive, his Annual Base Salary on regular salary payment dates. In addition, the Company shall have the option, by delivering written notice to Executive, to extend the severance period from six months to a period of up to one year after the date of termination (the "Extended Period"). If the Employment Period is terminated by the Company for Cause or is terminated pursuant to clause
     (c)(i)(i) above, Executive shall be entitled to receive his Base Salary through the date of termination. All of Executive's other rights to benefits and bonuses hereunder (if any) shall automatically cease upon termination of the Employment Period.

               9.   Confidential Information. Executive, each Other Partner and
                    ------------------------
each of the Partnerships acknowledge that the information, observations and data obtained by them during the course of their performance under this Senior Management Agreement concerning the business and affairs of the Company and its affiliates are the property of the Company. Therefore, Executive, each Other Partner and each of the Partnerships agree that it will not disclose to any unauthorized person or use for his own account any of such information, observations or data without the Board's written consent, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Executive's, any Other Partner's or any Partnership's acts or omissions to act. Executive agrees to deliver to the Company at the termination of Executive's employment, or at any other time the Company may request in writing, all memoranda, notes, plans, records, reports and other documents (and copies thereof) relating to the business of the Company and its affiliates (including, without limitation, all acquisition prospects, lists and contact information) which he may then possess or have under his control.

               10.  Noncompetition and Nonsolicitation
                    ----------------------------------

               (a)  Noncompetition. Executive acknowledges that in the course of
                    --------------
his employment with the Company he will become familiar with the Company's trade secrets and with other confidential information concerning the Company and that his services will be of special, unique and extraordinary value to the Company. Therefore, Executive agrees that, during the Employment Period and for six months thereafter and during any Extended Period (the "Noncompete Period"), he shall not directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in any business competing with the businesses of the Company or its Subsidiaries or any businesses in which the Company or any of its Subsidiaries has entertained discussions or has requested and received information relating to the acquisition of such business by the Company or its Subsidiaries prior to the termination of the Executive's employment with the Company in the United States.

               (b)  Nonsolicitation. During the eighteen month period (or, in
                    ---------------
the event that Executive is terminated without Cause, one year period) following the date of termination of Executive's employment, Executive shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company or any Subsidiary to leave the employ of the Company or such Subsidiary, or in any way interfere with the relationship between the Company or any Subsidiary and any employee thereof, (ii) hire any person who was an employee of the Company or any Subsidiary at any time during the Employment Period, or (iii) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company or any Subsid-iary to cease doing business with the Company or such Subsidiary, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company or any Subsidiary.

          (c)  Enforcement. If, at the time of enforcement of Section 9 or 10 of
               -----------
this Senior Management Agreement, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law. Because Executive's services are unique and because Executive has access to confidential information, the parties hereto agree that money damages would be an inadequate remedy for any breach of this Senior Management Agreement. Therefore, in the event a breach or threatened breach of this Senior Management Agreement, the Company or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security).

          (d)  Submission to Jurisdiction. Each of the parties (i) submits to
               --------------------------
the jurisdiction of any state or federal court sitting in Chicago, Illinois in any action or proceeding arising out of or relating to this Senior Management Agreement (including this Section 10), (ii) agrees that all claims in respect of such action or proceeding may be heard or determined in any such court and (iii) agrees not to bring any action or proceeding arising out of or relating to this Senior Management Agreement in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Each party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law.

                              GENERAL PROVISIONS

          11.  Definitions.
               -----------

          "Affiliate" of each Purchaser means any direct or indirect general or
           ---------
limited partner of such Purchaser, or any employee or owner thereof, or any other person, entity or investment fund controlling, controlled by or under common control with such Purchaser, and will include, without limitation, Golder, Thoma, Cressey, Rauner, Inc. and its owners and employees, in the case of GTCR, and WCA Management Corporation and its owners and employees, in the case of WCAS.

          "Cause" means (i) the commission of a felony or a crime involving
           -----
moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its Subsidiaries or any of their customers or suppliers, (ii) conduct tending to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (iii) substantial and repeated failure to perform duties as reasonably directed by the Board, (iv) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or (v) any other material breach of this Senior Management Agreement.

          "Disability" means Executive's inability, because of injury, illness
           ----------
or other incapacity to perform the services to the Company contemplated hereby
(i) for a continuous period of 120 days out of a continuous period of 365 days (and such Disability shall be deemed to have occurred on the 120th day within the specified period), or (ii) as determined by the Board in its good faith discretion and which determination shall be supported by competent medical evidence.

          "Executive's Family Grout" means Executive's spouse and descendants
           ------------------------
(whether natural or adopted) and any trust solely for the benefit of Executive and/or Executive's spouse and/or descendants.

          "Executive Stock" will continue to be Executive Stock in the hands of
           ---------------
any holder other than Executive (except for the Company and the Purchasers and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Executive Stock will succeed to all rights and obligations attributable to Executive as a holder of Executive Stock hereunder. Executive Stock will also include shares of the Company's capital stock issued with respect to Executive Stock by way of a stock split, stock dividend or other recapitalization. Notwithstanding the foregoing, all Unvested Shares shall remain Executive Stock after any Transfer thereof.

          "Fair Market Value" of each share of Common Stock means the average of
           -----------------
the closing prices of the sales of the class of Common Stock on all securities exchanges on which such Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such Common Stock is not quoted in the NASDAQ System, of the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time such Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value will be the fair value of such Common Stock determined in good faith by the Board.

          "Investor Common Stock" means all shares of Common Stock, other than
           ---------------------
Executive Stock, acquired or to be acquired pursuant to the Original Agreement or this Senior Management Agreement, as applicable, by the Partnerships. Investor Common Stock will continue to be Investor Common Stock in the hands of any holder other than the Partnerships (except for the Company and the Purchasers and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Investor Common Stock will succeed to all rights and obligations attributable to the Partnerships as a holder of Investor Common Stock hereunder. Investor Common

Stock will also include shares of the Company's capital stock issued with respect to Investor Common Stock by way of a stock split, stock dividend or other recapitalization.

          "Investor Stock" means all shares of Class A Preferred and Investor
           --------------
Common Stock acquired or to be acquired pursuant to the Original Agreement or this Senior Management Agreement, as applicable, by the Partnerships. Investor Stock will continue to be Investor Stock in the hands of any holder other than the Partnerships (except for the Company and the Purchasers and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Investor Stock will succeed to all rights and obligations attributable to the Partnerships as a holder of Investor Stock hereunder. Investor Stock will also include shares of the Company's capital stock issued with respect to Investor Stock by way of a stock split, stock dividend or other recapitalization.

          "Original Cost" means with respect to each share of Common Stock
           -------------
purchased hereunder, $0.25 (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalization).

          "Original Ortenzio Agreement" means the Senior Management Agreement,
           ---------------------------
dated as of February 5, 1997, among John Ortenzio, Martin Ortenzio, the Pennsylvania Partnership, the Delaware Partnership, Robert Ortenzio and the Company.

          "Ortenzio Senior Management Agreement" means the Amended and Restated
           ------------------------------------
Senior Management Agreement dated as of the date hereof among John Ortenzio, Martin Ortenzio, the Pennsylvania Partnership, the Delaware Partnership, Robert Ortenzio and the Company, as such agreement is amended and supplemented from time to time.

          "Other Executives" has the meaning given to such term in the Purchase
           ----------------
Agreement.

          "Other Partners" means collectively, John Ortenzio and Martin
           --------------
Ortenzio.

          "Other Senior Management Agreements" has the meaning given to such
           ----------------------------------
term in the Purchase Agreement, as such agreements are amended and supplemented from time to time.

          "Public Offering" means the sale in an underwritten public offering
           ---------------
registered under the Securities Act of shares of the Company's Common Stock approved by the Board.

          "Public Sale" means any sale pursuant to a registered public offering
           -----------
under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.

          "Qualified Public Offering" means a Public Offering having an
           -------------------------
aggregate offering price of at least S20,000,000.

          "Sale of the Company" means any transaction or series of transactions
           -------------------
pursuant to which any person(s) or entity(ies) (including any Affiliates of the Purchasers) other than the

Purchasers in the aggregate acquire(s) (i) capital stock of the Company possessing the voting power (other than voting rights accruing only in the event of a default, breach or event of noncompliance) to elect a majority of the Company's board of directors (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's capital stock, shareholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of the Company's assets determined on a consolidated basis; provided that the term "Sale of the Company" shall not include any sale of equity securities by the Company in a private or public offering to other investors selected by the Purchasers.

          "Securities Act" means the Securities Act of 1933, as amended horn
           --------------
time to time.

          "Stock" means collectively, the Executive Stock and the Investor
           -----
Stock.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

          "Transfer" means to sell, transfer, assign, pledge or otherwise
           --------
dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law).

          12.  Notices. Any notice provided for in this Senior Management
               -------
Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

          If to the Company:
          -----------------

               Select Medical Corporation
               4718 Old Gettysburg Road
               P.O. Box 2034
               Mechanicsburg, Pennsylvania 17055
               Attention: Chairman and Chief Executive Officer

          If to the Executive:
          -------------------

               c/o Select Medical Corporation
               (At the address as set forth above)

          If to either of the Partnerships:
          --------------------------------

               c/o Select Medical Corporation
               (At the address as set forth above)

          If to the Purchasers:
          --------------------

               Golder, Thoma, Cressey Fund V, L.P.
               6100 Sears Tower
               Chicago, Illinois 60606-6402
               Attention: Bryan C. Cressey

                    with a copy to:
                    --------------

                    Kirkland & Ellis
                    200 East Randolph Drive
                    Chicago, Illinois 60601
                    Attention: Kevin R. Evanich

               Welsh, Carson, Anderson & Stowe VII, L.P.
               320 Park Avenue
               New York, New York 10022
               Attention: James B. Hoover

                    with a copy to:
                    --------------

                    Reboul, MacMurray, Hewitt, Maynard & Kristol
                    45 Rockefeller Plaza
                    New York, New York 10111
                    Attention: William J. Hewitt

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Senior Management Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

          13.  General Provisions.
               ------------------

          (a)  Expenses. The Company agrees to pay Executive's reasonable legal
               --------
expenses incurred in connection with the negotiation and execution of the Original Agreement and this Senior

Management Agreement and the consummation of the transactions contemplated by the Original Agreement and this Senior Management Agreement; provided, however, that the Company will in no event be responsible for any expenses incurred in excess of $25,000.

          (b)  Transfers in Violation of Agreement. Any Transfer or attempted
               -----------------------------------
Transfer of any Stock in violation of any provision of this Senior Management Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stock as the owner of such stock for any purpose.

          (c)  Severability. Whenever possible, each provision of this Senior
               ------------
Management Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Senior Management Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Senior Management Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (d)  Complete Agreement. This Senior Management Agreement, those
               ------------------
documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way, including, without limitation, the Original Agreement (which is amended and restated in its entirety hereby).

          (e)  Counterparts. This Senior Management Agreement may be executed in
               ------------
separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          (f)  Successors and Assigns. Except as otherwise provided herein, this
               ----------------------
Senior Management Agreement shall bind and inure to the benefit of and be enforceable by Executive, each of the Partnerships, the Company, the Purchasers and their respective successors and assigns (including subsequent holders of Stock); provided that the rights and obligations of Executive and each of the Partnerships under this Senior Management Agreement shall not be assignable except in connection with a permitted transfer of Stock hereunder.

          (g)  Choice of Law. The corporate law of the State of Delaware will
               -------------
govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Senior Management Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

          (h)  Remedies. Each of the parties to this Senior Management Agreement
               --------
(including the Purchasers) will be entitled to enforce its rights under this Senior Management

Agreement specifically, to recover damages and costs (including attorneys' fees) caused by any breach of any provision of this Senior Management Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Senior Management Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Senior Management Agreement.

          (i)  Amendment and Waiver. The provisions of this Senior Management
               --------------------
Agreement may be amended and waived only with the prior written consent of the Company, Executive, each of the Partnerships and each of the Purchasers.

          (j)  Business Days. If any time period for giving notice or taking
               -------------
action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

          (k)  Termination. This Senior Management Agreement (except for the
               -----------
provisions of Section 8) shall survive the termination of Executive's employment with the Company and shall remain in full force and effect after such termination.

                                   * * * * *

           IN WITNESS WHEREOF, the parties hereto have executed this Senior Management Agreement on the date first written above.

                                          SELECT MEDICAL CORPORATION

                                          By: /s/ Rocco A. Ortenzio
                                              -------------------------------
                                          Its: Illegible
                                              -------------------------------

                                          /s/ Rocco A. Ortenzio
                                          -----------------------------------
                                          Rocco A. Ortenzio

                                          /s/ John Ortenzio
                                          -----------------------------------
                                          John Ortenzio

                                          /s/ Martin Ortenzio
                                          -----------------------------------
                                          Martin Ortenzio

                                          SELECT INVESTMENTS

                                          By: /s/ Rocco A. Ortenzio
                                              -------------------------------
                                          Its: General Partner
                                              -------------------------------

                                          SELECT PARTNERS, L.P.

                                          By: /s/ Rocco A. Ortenzio
                                              -------------------------------
                                          Its: General Partner
                                              -------------------------------

Agreed and Accepted:

GOLDER THOMA, CRESSEY, RAUNER FUND V, L.P.

By:       GTCR V, L.P.
Its:      General Partner

By:       Golder, Thoma, Cressey, Rauner, Inc.
Its:      General Partner

By:
          --------------------------------------
Its:      Principal

           IN WITNESS WHEREOF, the parties hereto have executed this Senior Management Agreement on the date first written above.

                                          SELECT MEDICAL CORPORATION


                                          By:
                                              -------------------------------
                                          Its:
                                              -------------------------------


                                          -----------------------------------
                                          Rocco A. Ortenzio


                                          -----------------------------------
                                          John Ortenzio


                                          -----------------------------------
                                          Martin Ortenzio

                                          SELECT INVESTMENTS LIMITED

                                          By:
                                              -------------------------------
                                          Its:
                                              -------------------------------

                                          SELECT PARTNERS LIMITED

                                          By:
                                              -------------------------------
                                          Its:
                                              -------------------------------

Agreed and Accepted:

GOLDER THOMA, CRESSEY, RAUNER FUND V, L.P.

By:       GTCR V, L.P.
Its:      General Partner

By:       Golder, Thoma, Cressey, Rauner, Inc.
Its:      General Partner

By:       Illegible
          -------------------------------------
Its:      Principal

WELSH, CARSON, ANDERSON & STOWE VII, L.P.

By:  /s/ Laura Van Buren
     -----------------------------------
Its: General Partner
     -----------------------------------

By:
     -----------------------------------
Its:
     -----------------------------------

WELSH, CARSON, ANDERSON & STOWE
HEALTHCARE PARTNERS, L.P.


By:  /s/ Laura Van Buren
     -----------------------------------
Its: General Partner
     -----------------------------------

/s/ Laura Van Buren
---------------------------------------
Bruce Anderson

/s/ Laura Van Buren
---------------------------------------
Russell Carson

/s/ Laura Van Buren
---------------------------------------
Patrick Welsh

/s/ Laura Van Buren
---------------------------------------
Richard Stowe

/s/ Laura Van Buren
---------------------------------------
Andrew Paul

/s/ Laura Van Buren
---------------------------------------
Thomas McInerney

/s/ Laura Van Buren
---------------------------------------
Laura Van Buren

/s/ Laura Van Buren
---------------------------------------
James Hoover

/s/ Laura Van Buren
---------------------------------------
Robert Minicucci

/s/ Laura Van Buren
---------------------------------------
Anthony De Nicola

/s/ Laura Van Buren
---------------------------------------
Paul Queally

/s/ David Bellet
---------------------------------------
David Bellet


MSTC, custodian FBO the IRA/Rollover
of James B. Hoover

By:
   ------------------------------------

---------------------------------------
David Bellet

MSTC, custodian FBO the IRA/Rollover
of James B. Hoover

By: Illegible
   ------------------------------------

                                                                       EXHIBIT A

                                                          ________________, 1997

                      ELECTION TO INCLUDE STOCK IN GROSS
                    INCOME PURSUANT TO SECTION 83(b) OF THE
                             INTERNAL REVENUE CODE

     The undersigned purchased shares of Class A Preferred Stock, par value $.01 per share (the "Shares"), of Select Medical Corporation (the "Company") on _______, 1997. Under certain circumstances, the Company has the right to repurchase certain of the Shares at Liquidation Value (as such term is defined in the Company's Certificate of Incorporation) from the undersigned (or from the holder of the Shares, if different from the undersigned) upon certain events. Hence, the Shares may be subject to a substantial risk of forfeiture that may not be avoided by a transfer of the Shares to another person. The undersigned desires to make an election to have the Shares taxed under the provision of
Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") at the time he purchased the Shares.

     Therefore, pursuant to Code (S)83(b) and Treasury Regulation (S)1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 1997 the excess (if any) of the Shares' fair market value on _____, 1997 over the purchase price thereof.

     The following information is supplied in accordance with Treasury Regulation (S)1.83-2(e):

     1.   The name, address and social security number of the undersigned:


               [___________________]
               c/o Select Medical Corporation
               4718 Old Gettysburg Road
               P.O. Box 2034
               Mechanicsburg, PA 17055
               Social Security Number:  ___________________

     2. A description of the property with respect to which the election is being made: ________ shares of Class A Preferred Stock, par value $.01 per share, of the Company.

     3. The date on which the property was transferred: ___________, 1997. The taxable year for which such election is made: calendar 1997.

     4. The restrictions to which the property is subject: If a certain partnership of the undesigned does not purchase certain shares of the Company's capital stock, the Shares will be subject to repurchase by the Company at Liquidation Value (as such term is defined in the Company's Certificate of Incorporation).

     5. The fair market value on ________, 1997 of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $_________ per share of Class A Preferred Stock

     6. The amount paid for such property: $l,000.00 per share of Class A Preferred Stock.

     A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations (S)1.83-2(d).

Dated:
      ---------------------------                    --------------------------

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